                             LIGHTHOUSE GROWTH FUND

September 30, 1997


Dear Shareholder,

PERFORMANCE
The LIGHTHOUSE GROWTH FUND began on September 29, 1995, with an NAV of $12.00 and closed on August 29, 1997, at $15.76. For the year ended September 30, 1997, our total return was 26.77%. The annualized total return from inception through September 30, 1997, was 19.62%.

INDIVIDUAL INVESTORS - NO RESPECT FOR RISK
Investing is perverse in many respects. The average investor will throw caution to the wind when stock prices are soaring and risks are greatest. When stock prices decline substantially and risk is minimal, new investment is unthinkable.

During the late 1980s and early 1990s, bookstores were busy selling warnings of impending doom to the public. Silicon Valley's entrepreneurs would not be able to compete with Japan's bureaucrats. America's twin deficits (budget and trade) would lead to depression. The U.S. stock market had been turned into a casino wrecked by derivatives. The perception of risk was high at exactly the time that opportunities were abundant.

A recent trip to the local Barnes & Noble revealed a much more upbeat investment climate. Doom-and-gloom is out and do-it-yourself wealth is in. Popular titles include "The Beardstown Ladies: How We Beat the Stock Market - and How You Can Too", "The Motley Fool Investment Guide: How the Fools Beat Wall Street's Wise Men and How You Can Too", "The Complete Idiot's Guide to Getting Rich", "Investing For Dummies", "Wealth in a Decade", "Bear Market Baloney", "Stock Market Miracles" and "Sure-Thing Option Trading". The investment club boom is represented by "The Investment Club Book: Join the Thousands of Everyday Americans Who Are Successfully Beating Wall Street". The "new economy" theory is promoted by Harry Dent's "The Great Boom Ahead".

My personal favorite is The "Whiz Kid of Wall Street's Investment Guide: How I Returned 34% On My Portfolio and You Can Too". The author, Matt Seto, is 17 years old. This barely gets him out of diapers during the 1987 Crash. Who needs experience when the stock market only goes up? In fact, these days one would think experience is a detriment to investment success. Today, the public's perception is that risks are minimal and that investing is simple. Nothing could be further from the truth.

VALUATIONS AND THE BUSINESS CYCLE - NO REGARD FOR HISTORY

All major declines in stock prices this century began during periods of high optimism, strong economic conditions and high stock valuations. In the Roaring 1920s, the newly created Federal Reserve was viewed as the vehicle to permanent prosperity, stable prices and a flattened business cycle. Skyscrapers grew like weeds and stocks soared, with the total market capitalization of the New York Stock Exchange at one point exceeding 81% of the country's GDP. During the "go-go" 1960s post-World War II boom, national pride and optimism were fueled by technological advances and achievements, such as landing a man on the moon. Total NYSE market cap reached 78% of GDP. In the late 1980s, Japan was feared and respected for its industrial policy model and export-led powerhouses. At the peak, Japan's total market cap surpassed that of the U.S. Eventually, all three booms came to an end. U.S. stocks (as measured by the Dow) dropped 89% from 1929 to 1932 and 41% from 1968 to 1974. Japanese stocks have declined 50% from 1989 to the present.

The U.S. stock market of the late 1990s shows similar boom characteristics. Analysts and journalists on CNBC feed the illusion that gains of the recent past will continue. They cite low inflation, low interest rates, strong productivity gains, sustainable economic growth (i.e. repeal of the business cycle), solid corporate earnings growth and baby boomers eager to toss their savings at the market as justifications for ever-increasing prices. Total NYSE market cap is now over 115% of GDP, even though two companies with enormous capitalizations, Microsoft and Intel, are not included.

SIGNS OF EXCESS - NO LACK OF CONFIDENCE
As is typical of late-stage bull markets, signs of excess are everywhere. Stock prices are rising at a parabolic rate, while reasonable valuations fade further into the distance. Cash is a four-letter word in the sense that mutual funds no longer wish to hold any. High stock prices are rationalized by consensus opinions such as, "it's different this time", "it's a new economy", and "inflation is dead". Consumer confidence is at its highest level since 1969. Investor confidence is also high. A recent Harris poll showed that 85% of respondents expect the market to provide above average returns over the next ten years. Index funds, through their immense popularity, look to us like a modern day Ponzi scheme. Stocks, as a percentage of household assets, are at their highest level since the late 1960s. Investment clubs are proliferating. Initial public offerings (e.g. Amazon.com, E*Trade and OnSale) are sizzling. Option call buying is off the charts, especially for stocks expected to split. Mergers and acquisitions are soaring. For example, commercial banks are in a feeding frenzy to buy investment banks, paying an unprecedented five to seven times book value.

Already, cracks are appearing in the perfect environment scenario. Wage inflation is increasing. Credit card delinquencies and personal bankruptcies are rising. Technology spending is decelerating as several companies (Intel, Microsoft, Seagate, Gateway 2000, Micron Technology, Ascend Communications and Hewlett-Packard) have warned of either disappointing earnings or a slowdown in their growth rates. Huge frauds, such as Bre-X Minerals (the biggest scam in the annals of gold mining) and Centennial Technologies (the largest gainer on the NYSE last year) have already been perpetrated on investors long on gullibility and short on due diligence.

This party, like others before it, will eventually end, and end badly. When it does, a few risk-averse investors will be in an enviable position to exploit the mistakes of those who got caught up in the frenzy.

INVESTMENT STRATEGY
The LIGHTHOUSE GROWTH FUND has become more defensive since our last letter. The Fund increased its short position, cash and energy weighting, while holding its position in gold mining constant. As of August 29, 19.4% of the portfolio was hedged using S&P 500 put options, up from 14.8% six months ago.

TIME FOR A CHANGE
We are in the process of changing the name of the Fund to the LIGHTHOUSE CONTRARIAN FUND. We originally intended the word "growth" to refer to our investment objective. We became concerned, however, that the term could cause confusion with a "growth-oriented" investment style. The objective will remain capital appreciation and the style, of course, contrarian. We will let you know as soon as the name change becomes official.

THANKS TO OUR SHAREHOLDERS

I would personally like to thank you, our shareholders, for your patience and support. Leaning against the wind of popular opinion is never easy, but, without your confidence, would be next to impossible.

Net assets in the Fund continue to climb, now topping $30 million. Fund information is now available from Morningstar, Bloomberg and The New York Times. Closing prices are available using the symbol "LGFTX", or by visiting our Web site at http://www.lightkeepers.com.

/s/Kevin P. Duffy
-----------------
Kevin P. Duffy
Portfolio Manager

                         [LIGHTHOUSE GROWTH FUND GRAPH]

                      Lighthouse Growth Fund        S&P 500 Index       Lipper Growth Index
                      ----------------------        -------------       -------------------
9/29/95                       10,000                    10,000                 10,000
2/29/96                       10,546                    11,062                 10,657
8/31/96                       11,367                    11,390                 10,772
8/31/97                       13,438                    16,008                 14,483



                           Average Annual Total Return
                              Ended August 31, 1997


1 Year ......................   18.22%
Since Inception (9/29/95) ...   16.60%


Past performance is not predictive of future performance.

                             LIGHTHOUSE GROWTH FUND

SCHEDULE OF INVESTMENTS AT AUGUST 31, 1997
------------------------------------------------------------------------------------
      Shares COMMON STOCKS: 79.2%                                    Market Value
------------------------------------------------------------------------------------
                 CAPITAL GOODS: 3.9%
       30,000    3D Systems Corp. .................................       $  270,000
        3,000    Commercial Metals Company ........................           92,250
       15,000    Huntco, Inc. .....................................          208,125
       11,000    Nucor Corp. ......................................          623,562
                                                                          ----------
                                                                           1,193,937
                                                                          ----------
                 CONSUMER GOODS - APPAREL: 7.0%
       21,000    Donna Karan International, Inc. ..................          275,625
        8,200    Jones Apparel Group, Inc. ........................          411,537
        4,300    Liz Claiborne, Inc. ..............................          191,619
       36,000    Norton McNaughton, Inc. ..........................          171,000
       25,000    Oshkosh B'Gosh, Inc., Class A ....................          634,375
       13,000    Quiksilver, Inc. .................................          442,813
                                                                          ----------
                                                                           2,126,969
                                                                          ----------
                 CONSUMER GOODS - CONSUMER PRODUCTS: 3.3%
       38,400    Fossil, Inc. .....................................          672,000
        7,700    Helen of Troy, Ltd. ..............................          252,175
        9,700    Polk Audio, Inc. .................................           87,300
                                                                          ----------
                                                                           1,011,475
                                                                          ----------
                 CONSUMER GOODS - FOOD PRODUCERS: 0.9%
       32,000    The Unimark Group, Inc. ..........................          278,000
                                                                          ----------

                 CONSUMER GOODS - RESTAURANTS: 1.6%
       10,000    The Cheesecake Factory, Inc. .....................          276,250
       12,000    Lone Star Steakhouse & Saloon, Inc. ..............          206,250
                                                                          ----------
                                                                             482,500
                                                                          ----------
                 CONSUMER GOODS - RETAIL, APPAREL: 1.6%
       10,000    Ann Taylor Stores Corp. ..........................          171,250
       23,000    Designs, Inc. ....................................           96,312
       10,000    The Limited, Inc. ................................          227,500
                                                                          ----------
                                                                             495,062
                                                                          ----------
                 CONSUMER GOODS - RETAIL, GENERAL MERCHANDISE: 1.5%
        3,500    Dillard Department Stores, Inc., Class A .........          140,000
       22,000    Kmart Corp. ......................................          305,250
                                                                          ----------
                                                                             445,250
                                                                          ----------

See accompanying Notes to Financial Statements.

                             LIGHTHOUSE GROWTH FUND

--------------------------------------------------------------------------------
    Shares                                                          Market Value
--------------------------------------------------------------------------------
                 CONSUMER GOODS - RETAIL, MAIL ORDER: 3.2%
    37,600       Lands' End, Inc. .............................      $  989,350
                                                                     ----------
                 CONSUMER GOODS - RETAIL, SPECIALTY: 7.5%
    12,000       Claire's Stores, Inc. ........................         252,000
    70,000       Good Guys, Inc. ..............................         551,250
    14,000       MicroAge, Inc. ...............................         380,625
    75,000       REX Stores Corp. .............................         740,625
    45,200       Sun Television & Appliances, Inc. ............         111,587
     7,500       Toys "R" Us, Inc. ............................         259,219
                                                                     ----------
                                                                      2,295,306
                                                                     ----------
                 CONSUMER GOODS - TOBACCO: 1.4%
     2,400       Philip Morris Companies, Inc. ................         104,700
     9,000       RJR Nabisco Holdings Corp. ...................         313,313
                                                                     ----------
                                                                        418,013
                                                                     ----------
                 ENERGY - OIL, SECONDARY: 20.8%
     8,000       Anadarko Petroleum Corp. .....................         587,500
    29,000       Barrett Resources Corp. ......................       1,062,125
    50,000       Basin Exploration, Inc. ......................         512,500
    18,000       Forest Oil Corp. .............................         288,000
    25,000       Key Production Company .......................         300,000
    34,000       Nuevo Energy Company .........................       1,727,625
    10,000       Ocean Energy, Inc. ...........................         643,125
    28,000       Plains Resources, Inc. .......................         511,000
     8,000       Pogo Producing Company .......................         347,000
    15,000       Titan Exploration, Inc. ......................         146,250
     9,000       Union Pacific Resources Group, Inc. ..........         225,000
                                                                     ----------
                                                                      6,350,125
                                                                     ----------
                 ENERGY - OIL FIELD SERVICES: 1.8%
    12,000       Reading & Bates Corp. ........................         435,750
     2,000       Tidewater, Inc. ..............................         105,000
                                                                     ----------
                                                                        540,750
                                                                     ----------
                 ENERGY - SEISMIC: 3.2%
    38,000       Mitcham Industries, Inc. .....................         722,000
     3,000       Western Atlas, Inc. ..........................         237,750
                                                                     ----------
                                                                        959,750
                                                                     ----------

See accompanying Notes to Financial Statements.

                             LIGHTHOUSE GROWTH FUND

--------------------------------------------------------------------------------
    Shares                                                          Market Value
--------------------------------------------------------------------------------
                    FINANCIAL - BROKERAGE FIRMS: 1.5%
     7,400          Legg Mason, Inc. .......................         $  456,950
                                                                     ----------

                    FINANCIAL - MUTUAL FUND COMPANIES: 0.1%
     1,050          Value Line, Inc. .......................             38,325
                                                                     ----------

                    HEALTH CARE - BIOTECHNOLOGY: 0.8%
    40,000          Xoma Corp. .............................            252,500
                                                                     ----------

                    HEALTH CARE - PHARMACEUTICALS: 4.3%
    36,000          ICN Pharmaceuticals, Inc. ..............          1,300,500
                                                                     ----------

                    PRECIOUS METALS - GOLD MINING: 4.3%
    40,000          Agnico Eagle Mines, Ltd. ...............            352,500
    14,000          Coeur D'Alene Mines Corp. ..............            199,500
    20,000          Crown Resources Corp. ..................            127,500
    15,000          Newmont Mining Corp. ...................            634,688
                                                                     ----------
                                                                      1,314,188
                                                                     ----------
                    TECHNOLOGY - COMMUNICATIONS: 0.3%
    13,000          Vtel Corp. .............................             95,062
                                                                     ----------

                    TECHNOLOGY - COMPUTERS: 0.9%
     5,400          Sun Microsystems, Inc. .................            259,200
                                                                     ----------

                    TECHNOLOGY - SEMICONDUCTORS: 2.0%
     5,000          QLogic Corp. ...........................            196,250
    22,500          SDL, Inc. ..............................            399,375
                                                                     ----------
                                                                        595,625
                                                                     ----------
                    TECHNOLOGY - SOFTWARE: 5.8%
    50,000          Informix Corp. .........................            453,125
    12,000          Intersolv, Inc. ........................            194,250
    50,000          Progress Software Corp. ................            887,500
    13,000          Sybase, Inc. ...........................            242,125
                                                                     ----------
                                                                      1,777,000
                                                                     ----------

See accompanying Notes to Financial Statements.

                             LIGHTHOUSE GROWTH FUND

--------------------------------------------------------------------------------
     Shares                                                         Market Value
--------------------------------------------------------------------------------
                 TRANSPORTATION - AIRLINES: 1.5%
     16,000      Southwest Airlines Company ...................     $   448,000
                                                                     ----------

                 Total Common Stocks (cost $19,196,232) .......      24,123,837
                                                                     ----------

                 CLOSED-END FUNDS - INTERNATIONAL: 2.2%
--------------------------------------------------------------------------------
     19,000      Argentina Fund ...............................         275,500
     16,000      Chile Fund ...................................         389,000
                                                                     ----------
                 Total Closed-End Funds (cost $604,221) .......         664,500
                                                                     ----------

                 LONG EQUITY OPTIONS: 2.3%
--------------------------------------------------------------------------------
    Contracts    Common Stocks/Expiration Date/Exercise Price
--------------------------------------------------------------------------------
         30      Banc One Corp./November 60 Puts ..............          21,750
         40      Citicorp/January 150 Puts ....................          94,000
         70      Coca-Cola Co./January 75 Puts ................         123,813
         30      Gateway 2000/December 50 Puts ................          37,500
        130      Kellogg/December 45 Puts .....................          39,813
        100      Merrill Lynch/January 70 Puts ................         105,000
         70      Micron Technology/October 65 Puts ............         143,062
         50      Microsoft Corp./October 150 Puts .............          94,375
         30      NationsBank Corp./January 75 Puts ............          48,375
                                                                     ----------
                 Total Long Equity Options (cost $535,767) ....         707,688
                                                                     ----------

                 LONG INDEX OPTIONS: 1.3%
--------------------------------------------------------------------------------
                 Index/Expiration Date/Exercise Price
--------------------------------------------------------------------------------
         65      S&P 500/September 950 Puts ...................         326,625
         30      Semiconductor Index/December 350 Puts ........          56,250
                                                                     ----------
                 Total Long Index Options (cost $305,831) .....         382,875
                                                                     ----------

See accompanying Notes to Financial Statements.

                             LIGHTHOUSE GROWTH FUND

SCHEDULE OF INVESTMENTS AT AUGUST 31, 1997, CONTINUED
---------------------------------------------------------------------------------------------------------------------
Principal Amount     REPURCHASE AGREEMENT: 2.4%                                                          Market Value
---------------------------------------------------------------------------------------------------------------------
    $752,000         Star Bank Repurchase Agreement, 4.90%, dated 8/29/1997, due 9/2/1997, collateralized by $771,987 GNMA, due 2/20/2024 (proceeds $752,409)
                     (cost $752,000) ................................................................     $   752,000
                                                                                                          -----------

                     Total Investment in Securities (cost $21,394,051*): 87.4%.......................      26,630,900
                     Other Assets less Liabilities: 12.6% ...........................................       3,833,142
                                                                                                          -----------
                     TOTAL NET ASSETS: 100.0% .......................................................     $30,464,042
                                                                                                          ===========

                     SECURITIES SOLD SHORT at August 31, 1997: (28.3%)
---------------------------------------------------------------------------------------------------------------------
       Shares        Common Stocks
---------------------------------------------------------------------------------------------------------------------
                     CONSUMER GOODS - LUXURY ITEMS: (2.3%)
       6,000         Gucci Group, NV ................................................................       $ 365,250
      14,000         Saks Holdings, Inc. ............................................................         325,500
                                                                                                          -----------
                                                                                                              690,750
                                                                                                          -----------
                     CONSUMER GOODS - RESTAURANTS: (0.5%)
       7,000         Planet Hollywood International, Inc., Class A ..................................         137,375
                                                                                                          -----------

                     CONSUMER GOODS - RETAIL, SPECIALTY: (0.1%)
         750         Just For Feet, Inc. ............................................................           9,844
                                                                                                          -----------

                     FINANCIAL - BANKS: (3.7%)
       5,000         Banc One Corp. .................................................................         268,125
       3,800         Citicorp .......................................................................         484,975
       6,000         NationsBank Corp. ..............................................................         356,250
                                                                                                          -----------
                                                                                                            1,109,350
                                                                                                          -----------
                     FINANCIAL - CONSUMER CREDIT: (1.0%)
      11,000         The Money Store, Inc. ..........................................................         313,500
                                                                                                          -----------

                     TECHNOLOGY - COMPUTERS: (1.5%)
      12,000         Gateway 2000, Inc. .............................................................         469,500
                                                                                                          -----------

See accompanying Notes to Financial Statements.

                             LIGHTHOUSE GROWTH FUND

SCHEDULE OF INVESTMENTS AT AUGUST 31, 1997, CONTINUED
--------------------------------------------------------------------------------------------------------------------
                     SECURITIES SOLD SHORT, Continued
--------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS                                                                      Market Value
--------------------------------------------------------------------------------------------------------------------
                     TECHNOLOGY - INTERNET: (4.9%)
       4,500         Netscape Communications Corp. ..................................................    $   179,156
       7,100         Security Dynamics Technologies, Inc. ...........................................        279,119
      17,600         Yahoo!, Inc. ...................................................................      1,047,200
                                                                                                         -----------
                                                                                                           1,505,475
                                                                                                         -----------
                     TECHNOLOGY - NETWORKING: (1.5%)
      10,000         Ascend Communications, Inc. ....................................................        424,375
       3,000         Shiva Corp. ....................................................................         44,250
                                                                                                         -----------
                                                                                                             468,625
                                                                                                         -----------
                     TECHNOLOGY - SEMICONDUCTORS: (2.8%)
       7,500         Alliance Semi-Conductor Corp. ..................................................         99,375
       3,500         C-Cube Microsystems, Inc. ......................................................        105,000
       1,000         Integrated Silicon Solutions, Inc. .............................................         14,625
       8,000         Logic Devices, Inc. ............................................................         27,000
      13,000         Micron Technology, Inc. ........................................................        579,313
         500         Xilinx, Inc. ...................................................................         23,750
                                                                                                         -----------
                                                                                                             849,063
                                                                                                         -----------
                     TECHNOLOGY - SEMICONDUCTOR EQUIPMENT: (9.0%)
      10,000         Applied Materials, Inc. ........................................................        943,750
      12,600         KLA-Tencor Corp. ...............................................................        893,025
      20,000         Kulicke & Soffa Industries, Inc. ...............................................        918,750
                                                                                                         -----------
                                                                                                           2,755,525
                                                                                                         -----------
                     TECHNOLOGY - SOFTWARE: (1.0%)
       1,000         Microsoft Corp. ................................................................        132,187
       9,000         Zitel Corp. ....................................................................        181,125
                                                                                                         -----------
                                                                                                             313,312
                                                                                                         -----------
                     Total Common Stocks Sold Short (proceeds $6,949,880) ...........................    $ 8,622,319
                                                                                                         -==========

* At August 31, 1997, the cost of the securities for Federal tax purposes was the same as the basis for financial reporting.

Unrealized appreciation and depreciation of securities were as follows:

                     Gross unrealized appreciation ..................................................    $ 7,230,367
                     Gross unrealized depreciation ..................................................     (3,665,957)
                                                                                                         -----------
                           Net unrealized appreciation ..............................................    $ 3,564,410
                                                                                                         ===========

See accompanying Notes to Financial Statements.

                             LIGHTHOUSE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES AT AUGUST 31, 1997
--------------------------------------------------------------------------------------------------------------------
ASSETS
      Investments in securities, at value (cost $20,552,453) ........................................    $25,540,337
      Cash ..........................................................................................            204
      Deposits with brokers for securities sold short ...............................................     12,305,614
      Put options purchased (cost $841,598) .........................................................      1,090,563
      Receivables:
            Fund shares sold ........................................................................        167,338
            Dividends and interest ..................................................................         49,215
      Deferred organization costs ...................................................................         20,596
      Other assets ..................................................................................         47,447
                                                                                                         -----------
                  Total assets ......................................................................     39,221,314
                                                                                                         -----------

LIABILITIES
      Securities sold short, at value (proceeds $6,949,880) .........................................      8,622,319
      Payables:
            Investment securities purchased .........................................................         70,305
            Advisory fees ...........................................................................         24,380
            Administration fee ......................................................................          4,936
            Distribution fees .......................................................................         12,204
            Fund shares redeemed ....................................................................          3,500
      Accrued expenses ..............................................................................         19,628
                                                                                                         -----------
                  Total liabilities .................................................................      8,757,272
                                                                                                         -----------


NET ASSETS ..........................................................................................    $30,464,042
                                                                                                         ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
      ($30,464,042/1,932,933 shares outstanding;
      unlimited shares authorized without par value) ................................................         $15.76
                                                                                                         ===========

COMPONENTS OF NET ASSETS
      Paid-in capital ...............................................................................    $25,947,507
      Accumulated net investment loss ...............................................................        (63,421)
      Undistributed net realized gain on investments ................................................      1,015,546
      Net unrealized appreciation on investments ....................................................      3,564,410
                                                                                                         -----------
                  Net assets ........................................................................    $30,464,042
                                                                                                         ===========

See accompanying Notes to Financial Statements.

                             LIGHTHOUSE GROWTH FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED AUGUST 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME

      Income
            Interest .........................................................     $   383,040
            Dividends ........................................................          99,600
                                                                                   -----------
                  Total income ...............................................         482,640
                                                                                   -----------

      Expenses
            Advisory fees ....................................................         277,492
            Distribution fees ................................................          55,500
            Administration fee ...............................................          43,889
            Custodian and accounting fees ....................................          35,331
            Registration fee .................................................          22,498
            Audit fees .......................................................          15,500
            Reports to shareholders ..........................................          14,199
            Transfer agent fees ..............................................          13,687
            Dividends paid on short sales ....................................          13,415
            Miscellaneous fees ...............................................           6,343
            Trustees' fees ...................................................           5,235
            Amortization of deferred organization costs ......................           4,473
            Legal fees .......................................................           3,457
                                                                                   -----------
                  Total expenses .............................................         511,019
                  Less: expenses reimbursed ..................................         (53,616)
                                                                                   -----------
                  Net expenses ...............................................         457,403
                                                                                   -----------
                        NET INVESTMENT INCOME ................................          25,237
                                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
            Net realized gain from security transactions .....................       1,422,317
            Net realized gain from short sale transactions ...................         669,699
            Net realized loss on put options purchased .......................        (952,617)
            Net change in unrealized appreciation on investments .............       2,609,095
                                                                                   -----------
                  Net realized and unrealized gain on investments ............       3,748,494
                                                                                   -----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..     $ 3,773,731
                                                                                   ===========

See accompanying Notes to Financial Statements.

                             LIGHTHOUSE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         Year          September 29,
                                                                                         Ended         1995* through
                                                                                    August 31, 1997   August 31, 1996
---------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss) ..................................................     $     25,237      $    (88,658)
Net realized gain from security transactions ..................................        1,422,317           244,701
Net realized gain from short sale transactions ................................          669,699               -0-
Net realized loss on put options purchased ....................................         (952,617)          (23,135)
Net change in unrealized appreciation on investments ..........................        2,609,095           955,315
                                                                                    ------------      ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................        3,773,731         1,088,223
                                                                                    ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain from security transactions ..................................         (315,958)          (29,461)
                                                                                    ------------      ------------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)...       13,041,844        12,905,663
                                                                                    ------------      ------------
      Total increase in net assets ............................................       16,499,617        13,964,425

NET ASSETS
Beginning of  period ..........................................................       13,964,425               -0-
                                                                                    ------------      ------------
END OF PERIOD (including undistributed net investment loss of
      $63,421 and $88,658, respectively) ......................................     $ 30,464,042      $ 13,964,425
                                                                                    ============      ============

(a) A summary of capital shares transactions is as follows:

                                                               Year                        September 29, 1995*
                                                               Ended                            through
                                                           August 31, 1997                   August 31, 1996
                                                      ---------------------------       ---------------------------
                                                       Shares           Value            Shares            Value
                                                      ---------      ------------       ---------      ------------
Shares sold ....................................      1,173,527      $ 17,013,634       1,114,505      $ 14,014,925
Shares issued in reinvestment of distribution...         20,938           311,143           2,409            29,010
Shares redeemed ................................       (290,812)       (4,282,933)        (87,634)       (1,138,272)
                                                     ----------      ------------      ----------      ------------
      Net increase .............................        903,653      $ 13,041,844       1,029,280      $ 12,905,663
                                                     ==========      ============      ==========      ============

*Commencement of operations.

See accompanying Notes to Financial Statements.

                             LIGHTHOUSE GROWTH FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                  Year         September 29, 1995*
                                                                  Ended            through
                                                               August 31, 1997  August 31, 1996
                                                               ---------------  ---------------
Net asset value, beginning of period .......................     $  13.57       $  12.00
                                                                 --------       --------
Income from investment operations:
      Net investment income ................................          .05           (.09)
      Net realized and unrealized gain on investments ......         2.41           1.72
                                                                 --------       --------
Total from investment operations ...........................         2.46           1.63
                                                                 --------       --------
Less distributions:
      From net capital gains ...............................         (.27)          (.06)
                                                                 --------       --------
Net asset value, end of period .............................     $  15.76       $  13.57
                                                                 ========       ========

Total return ...............................................        18.22%         13.67%++

Ratios/supplemental data:

Net assets, end of period (millions) .......................     $   30.5       $   14.0

Ratio of expenses to average net assets:
      Before expense reimbursement .........................         2.24%          2.95%+
      After expense reimbursement ..........................         2.00%          2.00%+

Ratio of net investment income (loss) to average net assets:
      Before expense reimbursement .........................        (0.13%)        (2.14)%+
      After expense reimbursement ..........................         0.11%         (1.19)%+

Portfolio turnover rate ....................................        21.94%         20.56%

Average commission rate paid per share .....................     $  .0489       $  .0588

*Commencement of operations.

+ Annualized.

++Not Annualized.

See accompanying Notes to Financial Statements.

                             LIGHTHOUSE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS AT AUGUST 31, 1997
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

         The Lighthouse Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

         A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

         B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

         C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

         D. Deferred Organization Costs. All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

         E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - SECURITIES SOLD SHORT

         Securities sold short represent obligations of the Fund to make a future delivery of a specific security and, correspondingly, create an obligation to purchase the security at prevailing market prices (or deliver the security, if owned by the Fund) at the later delivery date. As a result, these short sales create the risk that the Fund's ultimate obligation to satisfy the delivery requirements may exceed the amount recorded in the accompanying statement of assets and liabilities.

                             LIGHTHOUSE GROWTH FUND

--------------------------------------------------------------------------------

         The amount deposited with brokers for securities sold short is essentially restricted to the extent that it serves as a deposit for securities sold short. It is the Fund's policy to continuously monitor the credit standing of the brokers with whom it conducts business.

NOTE 4 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

         For the year ended August 31, 1997, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended August 31, 1997, the Fund incurred $277,492 in Advisory fees.

         The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.00% of average daily net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable limitations. For the year ended August 31, 1997, the Advisor reimbursed the Fund in the amount of $53,616. The Fund may reimburse its Advisor, pursuant to this agreement, in later years in which operating expenses for the portfolio are less than the applicable percentage limitation, set forth previously for any such year. As of August 31, 1997, the cumulative expense reimbursement from the Advisor to the Fund is $124,914.

         Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

      Under $15 million - $30,000
      $15 to $50 million - 0.20% of average daily net assets $50 to $100 million - 0.15% of average daily net assets $100 to $150 million - 0.10% of average daily net assets Over $150 million - 0.05% of average daily net assets.

         First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

         Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 5 - DISTRIBUTION PLAN

         The Fund has adopted a Distribution Plan (the "Plan"), in accordance with Rule 12b-1, under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average

                             LIGHTHOUSE GROWTH FUND
daily net assets of the Fund. The Plan allows that approved excess distribution costs can be resubmitted by the Distribution Coordinator in the future years, up to a maximum of three subsequent fiscal years following initial submission. No such excess costs were incurred during the current period ended. The Fund paid $55,500 in distribution costs to the Advisor as the appointed Distribution Coordinator for the year ended August 31, 1997.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

         For the year ended August 31, 1997, the cost of purchases and the proceeds from sales of securities were $13,366,343 and $9,284,995, respectively.

         Purchased options transactions during the year ended August 31, 1997 are summarized as follows:

                                                                        Put Options Purchased
                                                                        ---------------------
Options outstanding, beginning of year ................................     $   120,711
Options purchased .....................................................       2,137,445
Options closed ........................................................      (1,416,558)
Options exercised .....................................................             -0-
Options expired .......................................................             -0-
                                                                            -----------
Options outstanding at August 31, 1997 ................................         841,598
Unrealized appreciation at August 31, 1997 ............................         248,965
                                                                            -----------
Market value of options at August 31, 1997 ............................     $ 1,090,563
                                                                            ===========
Average fair market value of options for the year ended August 31, 1997     $   364,831
                                                                            ===========
Net trading losses on options traded for year ended August 31, 1997 ...     $  (952,617)
                                                                            ===========

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
      Lighthouse Growth Fund and
the Board of Trustees of
      Professionally Managed Portfolios

         We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lighthouse Growth Fund (a series of Professionally Managed Portfolios) as of August 31, 1997, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lighthouse Growth Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from September 29, 1995 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP


Los Angeles, California
October 14, 1997

                                                           [LIGHTHOUSE GRAPHIC]
                                                          LIGHTHOUSE GROWTH FUND

--------------------------------------------------------------------------------

                Advisor
  LIGHTHOUSE CAPITAL MANAGEMENT, INC.
    10000 Memorial Drive, Suite 660
         Houston, Texas 77024
            (713) 688-6881
   Account Inquiries (800) 282-2340

              Distributor                              ANNUAL REPORT
     FIRST FUND DISTRIBUTORS, INC.
 4455 East Camelback Road, Suite 261E
        Phoenix, Arizona 85018

               Custodian
            STAR BANK, N.A.
           425 Walnut Street
        Cincinnati, Ohio 45202

Transfer and Dividend Disbursing Agent
     AMERICAN DATA SERVICES, INC.
             P.O. Box 5536
    Hauppauge, New York 11788-0132

               Auditors
           ERNST & YOUNG LLP
        515 South Flower Street
     Los Angeles, California 90071

             Legal Counsel
   PAUL, HASTINGS, JANOFSKY & WALKER
   345 California Street, 29th Floor
    San Francisco, California 94104




--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should
not be considered a representation of future
performance. Share price and returns will fluctuate
so that shares, when redeemed, may be worth more or
less than their original cost. Statements and other
information herein are dated and are subject to
change.                                                        August 31, 1997